Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB (the "Report") of China Cable and Communication, Inc. (the "Company") for the quarter ended September 30, 2004, Raymond Ying-Wai Kwan, the Chief Executive Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 19, 2004                    /s/  Raymond Ying-Wai Kwan
                                            -----------------------------------
                                                 Raymond Ying-Wai Kwan
                                                 Chief Executive Officer